Exhibit 99.1

Huading Financial Networks Inc.
Financial TV Business

Business Plan

Safe Harbor

Cautionary Statement for Purpose of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995 The forgoing presentation includes forward-looking statements. Such forward-looking statements include, but are not limited to, that Huading Financial Networks will be able to raise sufficient capital to implement its contract with Huading TV and complete its business plan; that it will be able to entering into addition contracts with other TV stations; that it will be able to sell advertising time to sponsors; and that it will be able to increase revenues due to various factors including increase competition and economic restrictions. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions that are set forth in more detail in Huading Financial Networks' annual report on Form 10-KSB and other periodic reports filed with the SEC. Huading Financial Networks does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Content

- Introduction
- Industry Prospects
- Market Analysis
- Competition and Advantage
- Project Implementation Plan
- Management Team
- Earning Analysis
- Investment Budget and Financial Forecast
- Development Plan for Coming Years

Section 1

Introduction

Company History

- Established in 1993, Shenzhen Huading Financial Information Holding Co., ("HD Finance") is the first processional company in China specializing in producing and providing stock information services

- HD Finance was initiated and is managed by China Securities --- the Wall Street Journal of China. China Securities is a direct subsidiary of China Xinhua News Agency, the most authoritative news organization in China

- Huading Financial Networks, Inc. ("HDFN") was initiated by HD Finance in 2000 and managed by HD Finance. HD Finance is the largest shareholder in HDFN

- The major businesses of HDFN are internet and TV programming


Huading Financial Information Holding Co., Ltd.

Program Coverage


ShenZhen

- Launch date: 2001-present
- Current Content: 30 min weekend programs
- Stations Covered: 43
- Anticipated Rollout: 30



HDTV Program Show

Operating Model


HDFN
80% Earnings
Provides Funds
HDTV
Operating of TV Business

HDFN has entered into a comprehensive service agreement with Shenzhen Huading Financial TV and Broadcasting Co., Ltd ("HDTV"), in which HDFN provides funds to HDTV and receives 80% revenue from HDTV. HDTV is a company controlled by HD Finance and responsible for the operation of TV business.

Section 2

Industry Prospects

China's Media Industry


- Ratio of Ad Revenue to GDP -
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.8%
1.5%
2.0%
ad sharing GDP
China
International average
Advanced countries

- In 2001, the total revenue of China's media industry reached US$10 billion
- The industry grows at 16% per annum as compared to average GDP growth of between 7% and 8%
- The growth rate in recent years is substantially higher than GDP

* Source: China Advertising Trade Association

Growth rate of China's media industry vs. GDP and other industry:



20. 00%
15. 00%
10. 00%
5. 00%
0. 00%

	1998	1999	2000	2001
GDP	7. 80%	7. 10%	8%	7. 30%
Agriculture	3. 50%	2. 80%	2. 40%	2. 80%
Manufacturing	9. 20%	8. 10%	9. 60%	8. 70%
Service Industry	7. 60%	7. 50%	7. 80%	7. 40%
MEDIA	16%	16%	16%	16%

* Source: *China Statistics Yearbook*

Per Capita Ad Spend



- Ad Expenditure per Capita, China
vs. Rest of the World -
400
300
200
100
0
7
75
350
ad expenditure per capita (US$)
China
Int'l average
Advanced countries

- Compared to developed markets, China's per capita advertisement expenditure is very low. As such, there is huge growth potential.

* Source: China Advertising Trade Association

TV Ad Revenue


- Ad Revenue by Media -
Other 21%
Newspaper 21%
Broadcast 5%
Outdoor 10%
Internet 3%
Magazine 15%
TV 25%
Newspaper
Outdoor
TV
Magazine
Internet
Broadcast
Other

As of 2001, China reported 350 million TV sets, reaching 1.2 billion people. Television is taking the leading position in China's media industry.

** Source: China Advertising Trade Association*

TV Access to Investment Info for 2001


- Market Information Access by Media -
Other 4%
Broadcast 7%
Newspaper 21%
Internet 6%
Magazine 2%
TV 60%
Newspaper
TV
Magazine
Internet
Broadcast
Other

* Source: China Advertising Trade Association

Growth of Investor Base


- Number of Securities Investors -
8,000
6,000
4,000
2,000
0
1996
1997
1998
1999
2000
2001

- As of the end of 2001, the total number of investors in China reached 66.71 million
- 60% used television as their main source of stock information
- 84.3% regularly watch financial programs

* Source: China Securities Daily

Section 3

Market Analysis

Financial TV Programming in China

Issues Confronting China's Financial Television:

- •Lack of professional talent
- •Information outdated
- •Inferior quality
- •Audience unsatisfied

How HDFN Intends to Address the Issue:

- •Professional
- •Authoritative
- •Real Time
- •Rich information
- •In-depth analysis

Section 4

Competition
and Advantage

Competitive Landscape

Company	Program name	Launch Date	Broadcast Time	No. of TV Stations
Hunan Broadcast Media	Fortune China	Jan. 2001	2 hours/day	100
Huaixin Investment	China Securities Report	1998	30 minutes/day	20
Shenzhen TV Station	China Market Report	July 2000	30 minutes/day	30
Kangdafu Advertising	Apec Securities Report	Sept. 2001	30 minutes/day	40

HDFN's Competitive Edge

Authoritative:

- Backed by the most authoritative news agency in China --- Xinhua News Agency
- Backed by the most authoritative financial news paper in China --- China Securities

- China Securities -



中國证券報
前三季度GDP增长7.9%
首家合资基金公司获准筹建

Brand Advantage

- HD Finance is the first company of its kind in PRC, having 9 years of excellent track record
- High credibility among financial institutes
- High reputation among investors

Market Advantage

- HD Finance has a wide coverage on TV, News papers, radio stations, brokerage firms and financial institutions

- HD TV programs are broadcasted in 43 TV stations, building a solid foundation in TV market

Talent advantage

- Elite management from Xinhua News Agency
- Reputable in-house stock analysts
- Experienced TV program producers
- Access to a huge pool of first class reporters from Xinhua News Agency

Geographical Advantage

- Located in Shenzhen, the first and most successful Special Economic Zone in China, and has become the south gate to mainland China through Hong Kong
- Shenzhen hosts one of China's two stock exchanges, along with Shanghai

Section 5

Implementation Plan

Program Plan of Jan-Jun 2003

- **Monday through Friday**
  - Daytime： Live telecast (am:20min; pm:20min)
  - Evening： In depth analysis program （20min）
- **Evening on Saturday** — Interactive Dialog
- **Evening on Sunday** — Financial Entertainment

Program Plan for Jul-Dec 2003

Build new studios in Beijing and Shanghai



Shenzhen


NEW!

Shanghai


NEW!

Beijing

Program Plan for Jul-Dec 2003

2) Increase programming hours from 1 hour to 4.5 hours per day


1 hour
4.5 hours

Program Plan for Jul-Dec 2003

3) Real time synchronous telecast of stock market data



M5:
M10:
M30:
9.99
9.67
9.36
9.04
8.72
6800
4533.3
2266.6
0
02-08-15
02-09-25

Section 6

Management Team and Directors

Management Team

- **Li Shuzhong** president
- **Shao Quan** vice president (to be appointed)
- **Tian Aihua** vice president (to be appointed)
- **Zhuang Jianmin** chief editor and vice president (to be appointed)
- **Yin Zihui** chief producer
- **Wang Feng** technical supervisor
- **Wang Chao** finance manager

Board of Directors

- **Li Shuzhong** chairman
- **Li Haidong** director
- **Shao Quan** director
- **Tian Aihua** director
- **SJ Wong** advisor, to be nominated as director
- **Peter Cocker** advisor, to be nominated as director
- **Shelly Singhal** advisor, to be nominated as director

HDFN Company Structure


Board of Directors
President
Vice President
Vice President
Vice President
Advertising Department
Marketing Department
TV Program Department
Network Department
Administrative Department
Financial Department

Section 7

Earnings Analysis

Earning forecast from FEB to JUN 2003

Category	No. of TV stations	Ad Revenue	Sponsor-ship	Total
Advertisement value	50	$6,497	$303	$6,800
Advertisement value after discount	50	$1,949	$303	$2,252
Adjusted revenue	50	$1,559	$242	$1,801

(USD 000, except TV Stations)

Note:
1. Discount rate assumed 70%
2. HDFN receives 80% revenue from HDTV

Earning forecast from JUL to DEC 2003

Category	No. of TV stations	Ad Revenue	Sponsor-ship	Total
Advertisement Value	100	$21,800	$600	$22,400
Advertising value after discount	100	$6,540	$600	$7,140
Actual value	100	$3,925	$600	$4,525
Adjusted revenue	100	$3,140	$480	$3,620

(USD 000, except TV Stations)

Note:
1. Assume 70% discount rate
2. Assume 60% average use rate
3. HDFN receives 80% revenue from HDTV

Section 8

Investment Budget and Financial Forecast

Investment Budget

- First phase $3.5 million (February 2003), Second phase $8 million (June 2003)
- Proceeds from both phases will be used primarily for construction of studios, purchase of equipment, program production, transmission and release

Earning Forecast


- Revenue and Profit Projections -
10,000
8,000
6,000
4,000
2,000
0

	2003	2004
Revenues	5,424.70	8,696.40
Profit	2,519.20	4,322.40

(USD 000)

Section 9

Development Plan in Coming Years

Create Chinese CNBC, a China-wide finance channel, realizing 20-hour telecasts of financial programming

